Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of INSpire Insurance Solutions, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Marxen, Chief Executive Officer and President of the Company, certify, pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   November 21, 2002

                                                /s/ Richard Marxen
                                              ----------------------------------
                                              Name: Richard Marxen
                                              Title: Chief Executive Officer
                                                     and President








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